ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Agreement”) is made as of this 30th day of September, 2008, by Tuchman Cleaners, Inc., an Indiana corporation (“Assignor”), and USDC Tuchman Indiana, Inc., a California corporation (“Assignee”), as follows:

1. This Agreement is executed and delivered in connection with that certain Asset Purchase and Sale Agreement, dated as of August 20, 2008, as amended by a First Amendment to Asset Purchase Agreement, dated as of August 29, 2008 (collectively, the “Asset Purchase Agreement”), by and between Assignor and Assignee.

2. Assignor, for good and valuable consideration, the receipt of which is hereby acknowledged, does hereby sell, assign, transfer, and set over to Assignee and Assignee’s heirs, successors, and assigns, for their use and benefit, all of Assignor’s right, title, and interest in and to the Section 365 Contracts (as defined in the Asset Purchase Agreement and which are identified on Exhibit A hereto)(the “Assignment”).

3. In consideration of the transfer of the Section 365 Contracts made by Assignor to Assignee pursuant to the terms and conditions of the Asset Purchase Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Assignee, Assignee hereby accepts the Assignment and assumes all of the Section 365 Contracts. Assignee hereby covenants with Assignor that Assignee and its successors and assigns will from and after the date hereof assume and agree to keep, perform, and fulfill, or cause to be kept, performed, and fulfilled, all of the terms, covenants, conditions, and obligations relating to or arising out of the Section 365 Contracts.

4. This Agreement shall inure to the benefit of Assignee and Assignor and their respective successors and assigns and shall be binding upon and enforceable against Assignor and Assignee and their respective successors and assigns.

{Signature Page Follows}

IN WITNESS WHEREOF, Assignee and Assignor have caused this Agreement to be duly executed as of the date first above written.

Assignee: USDC TUCHMAN INDIANA, INC., a California corporation

By:	/s/
Name: Title:

Address:	4040 MacArthur Blvd. Suite 305 Newport Beach, CA 92660

Assignor: TUCHMAN CLEANERS, INC., an Indiana corporation

By:	/s/
Name: Kevin M. Lyng Title: Chief Executive Officer

Address:	11811 N. Tatum Blvd. Suite 3031 Phoenix, AZ 85028

EXHIBIT A

Executory Contracts and Leases

Lease/Executory Contract	Lessor/ Counterparty	Contact Information
Store # 51015, 304 E New York St., Indianapolis, IN 46204	DH Realty, LLC	DH Realty, LLC (Attn: Dee Headley), 111 Monument Circle, Suite 3960, Indianapolis, IN 46204
Store # 51017, 1201 W. Oak St., Zionsville, IN 46077	Oak Center LLC	Oak Center LLC (Attn: Kenneth D. Woods), PO Box 43, Zionsville, NC 46077
Store # 51018, 7045 Emblem, Suite 4, Southport, IN 46237	Gerald Klapper	Southport Crossing Centre (Attn: Gerald Klapper), 7045 Emblem Drive, Indianapolis, IN 46237
Store # 51021, 7389-B Shadeland Avenue, Indianapolis, IN 46250	T-L Shadeland Station LLC	Tri-Land Properties Inc (Attn: Matt Pauli), One Westbrook Corp Center , Suite 520, Westchester, IL 60154-5764
Store # 51023, 6920 EagleHighlands Way #A, Indianapolis, IN 46254	Valtesi I, LLC	Valtesi I, LLC (Attn: Mary Ringis), 930 East 66 St., Indianapolis, IN 46220
Store # 51024, 2284 E 116th St., Carmel, IN 46032	Merchants 450 LLC	Ramco Merchants Square LLC (Attn: Dan Muska), 31500 Northwestern Hwy., Suite 300, Farmington Hills, MI 48334
Store # 51027, 11813 Allisonville Rd., Fishers, IN 46038	G&J Partnership	G&J Partnership (Attn: Vern Young), 4525 East 82 St., Indianapolis, IN 46250
Store # 51030, 7810 E. US 36, Avon, IN 46123	Cranfill Development Corp.	Cranfill Development Corp. (Attn: Mark Cranfill), 3895 N. 575 East, Brownsburg, IN 46112
Store # 51031, 7335 W. 10th St., Indianapolis, IN 46224	Veritas Realty, LLC	Veritas Realty, LLC (Attn: Mary Ringus), 930 East 66th Street, Indianapolis, IN 46220
Store # 51032, 4016 E. 62nd St., Indianapolis, IN 46220	S&N Realty, LLC	S&N Realty, LLC (Attn: Tom Schrader), 6332 N. Guilford Avenue, #204, Indianapolis, IN 46220
Store # 51033, 1164 N. Main St., Franklin, IN 46131	Franklin Shopping Plaza ,LP	Landmark Properties Group (Attn: Joseph Opferman), 4818 Route 8, Unit 2, Allison Park, PA 15101

Store # 51034, 2710 South State Rd #135, Greenwood, IN 46143	TKC Properties, LLC	TKC Properties, LLC (Attn: Hollie Bright), 6910 N Shadeleand - Suite 200, Indianapolis, IN 46220
Store # 51036, 1419 W. 86th St., Indianapolis, IN 46260	86th & Ditch Road Realty Co. LP	Lauth Property Group (Attn: Patrick J. Lavelle), 401 Pennsylvania Parkway, Indianapolis, IN 46280
Store # 51038, 5510 Lafayette Rd. Suite 100, Indianapolis, IN 46254	Harris, FLP	Harris, FLP (Attn: Larry Harshman), P O Box 37, Zionsvile, IN 46077
Store # 51039, 7829 Sunnyside RD. Suite C, Lawrence, IN 46236	Flynn & Zinkan Holdings,LLC	Flynn & Zinkan (Attn: Leslie J. Elam), 5332 N. Temple Avenue, Indianapolis, IN 46220
Store # 51040, 1470 E. 86th St., Indianapolis, IN 46240	Nora Improvements, LLC	Nora Corners c/o DLC Management Corp. (Attn: Marilyn Zengotita), 580 White Plains Road, Tarrytown, NY 10591
Store # 51041, 8936 E. 96th St., Fishers, IN 46038	Glendale Partners	Glendale Partners of Michigan Road (Attn: Glendale Partners of Michigan Road), P.O. Box 5616, Indianapolis, IN 46255
Store # 51042, 110 Simmons St., Plainfield, IN 46168	Daum Investment Corp.	Daum Investment Corp. (Attn: Ralph E. Daum), 504 S. Carr Road, Plainfield, IN 46168
Store # 51044, 12273 North Meridian Street, Carmel, IN 46032	KRG Hamilton Crossing LLC	KRG Management, LLC (Attn: John A. Kite), 30 S Meridian St., Suite 1100, Indianapolis, IN 46204
Store # 51046, 9787 East 116 Ave., Fishers, IN 46038	Sunbeam Development Corporation	Sunbeam Development Corporation (Attn: Edward E. Hollis, Jr.), 9200 East 116th Street, Fishers, IN 46038-2830
Store # 51048, 919 N. Green Street, Brownsburg, IN 46112	Brownsburg Management Group, LTD	Brownsburg Management Group (Attn: Bruce Becker), 21 Hillcrest Court, Ridgefield, CT 06877
Store # 51050, 12672 East 116 St., Fishers, IN 46038	Brookschool Plaza LLP	Brookschool Plaza LLP (Attn: Kathy Brown), 4525 E. 82 St., Indianapolis, IN 46250
Store # 51052, 17439 Carey Road, Westfield, IN 46074	FZB Capital Company, LLC	Zinkan & Barker Development co. (Attn: Robert J Barker), 5332 North Temple Avenue, Indianapolis, IN 46220
Copier Lease	Ikon Financial Solutions	P.O. Box 650073, Dallas, TX 75265-0073
Cylinder Rental	Indiana Oxygen	P.O. Box 78588, Indianapolis, IN 46278-0588